Exhibit 99.1

Intramuscular Peramivir Phase II Preliminary Results Conference call September 19, 2007

Forward Looking Statements This presentation contains projections or other forward looking statements regarding future events or the future financial performance of BioCryst Pharmaceuticals, Inc., including predictions of timing and potential success of clinical trials by us and our collaborators, and that HHS will continue funding our peramivir program. These statements are only predictions and the actual events or results may differ materially. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Some of the factors that could affect the forward-looking statements contained herein include, among others, that we or our licensees may not be able to enroll the required number of subjects in planned clinical trials of our product candidates and that such clinical trials may not be successfully completed with positive results, that we or our licensees may not commence as expected additional human clinical trials with our product candidates, that our product candidates may not receive required regulatory clearances from the FDA, and that HHS could eliminate, reduce or delay funding from our contract. This information will likely change over time and we are not undertaking an obligation to provide updates in the future. Please refer to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company's most recent Form 10-K, Form S-3, Form 10-Q and Form 8-K. These documents contain and identify important factors that could cause the actual results to differ materially from those contained in the projections or forward-looking statements.

Phase II Study Design Preliminary Results Next Steps Agenda

Summary of Peramivir Phase II Study Designed to test if peramivir could reduce duration of symptoms when administered acutely in high doses intramuscularly Randomized, double-blind, placebo-controlled trial of 344 subjects (outpatient) with uncomplicated acute influenza Subjects identified through positive rapid antigen test (intent to treat) Confirmed influenza by laboratory PCR (intent to treat infected) 313 subjects Time since onset of symptoms ^ 48 hours Randomized equally into 3 arms: 300mg, 150mg, placebo Northern and Southern Hemispheres Endpoints Primary: Time to alleviation of symptoms Secondary: Time to resolution of fever Time to resumption of ability to perform usual activities Change in influenza virus titer by TCID50

In the intent to treat infected study population the primary endpoint of time to alleviation of symptoms was missed. Both doses demonstrated an improvement over placebo, but this improvement was not statistically significant: 22.9 hour reduction - 150 mg dose vs. placebo (p=0.284) 21.1 hour reduction - 300 mg dose vs. placebo (p=0.152) When a single dose of peramivir is delivered by an adequate intramuscular injection: Peramivir showed improvement of up to 2.6 days over placebo as measured by time to alleviation of symptoms, in approximately 30% of the population: 44.6 hour reduction - 150 mg dose vs. placebo 64.8 hour reduction - 300 mg dose vs. placebo A clear dose response was observed Peramivir demonstrated a similar safety and tolerability profile to placebo at both doses and independent of the adequacy of intramuscular injection Summary of Findings

"Intramuscular injections into the buttocks: Are they truly intramuscular?" Radiologic study of i.m. injections into the buttocks with a 30mm (1 1/4 ") needle 32% of injections reached muscle tissue and the majority of injections were subcutaneous By gender 56% of males and 8% of females had i.m. injections Authors concluded that needle selection is critical for successful i.m. injection In subjects with excess adipose tissue needle length is critical Technique for i.m. injection is critical to ensure successful penetration of drug into muscle Source: Chan et al 2006. Eur J Radiology 58: 480-484 For i.m. Injection, Technique and Needle Length Matter Source: Becton Dickinson and Company Presentation Source: Workman et al 1999. Nursing Standard 13: 47-53 Wynaden et al 2005. Contemporary Nurse 20: 267-77 Muscle Skin Subcutaneous angle 17° 1: distance 42mm, Length of Needle = 1" Guidelines Massachusetts Department of Public Health for Tetanus, Diphtheria and Acellular Pertussis Vaccine (April 2007) Cambridge University Healthcare Governance Committee (April 2006) Nursing Procedures (3rd Edition 2000) Guidelines for needle length: 200 lb (90 kg) person 2" needle; 100 lb (45 kg) person 1.25 - 1.5" needle

For i.m. Injection, Technique and Needle Length Matter Needle length matters for drugs injected by the i.m. route of administration Body habitus and weight influence choice of needle length Extensive literature supports importance of this issue for adequate i.m. drug delivery References: Journal of Advanced Nursing 2007, 58(6), 552-556 Can Assoc Radiol J. 2007 Apr;58(2):72-5 European Journal of Radiology 58 (2006) 480-484 Arch Fam. Med. 1994;3:146-8 Cockshott, et al. N Engl J Med. 1982; 307:356-358 Gamble, et al. Anaesthesia 1975, 30:164-9

Unique Pharmacokinetic Profile of Peramivir Intramuscular Administration Produces PK Profile That Parallels Intravenous Dosing J. Kilpatrick, Pharmacokinetics and Safety of Peramivir by Intramuscular Administration, Options for the Control of Influenza VI, Toronto, 2007

300mg Peramivir (2 injections- 4mL) 150mg Peramivir (1 injection- 2mL) Phase I: Phase II: All subjects received 2 injections- 4mL Overall lower CK rises suggest 1 inch needle produced inadequate i.m. injection in majority of subjects in Phase II Sub-group of subjects receiving adequate i.m. injection 1 1/2" needle 1" needle Day 3 Creatine Kinase Increase from Baseline Correlates with Adequate i.m. Injection 11/2" needle 2000 4000 6000 8000 10000 12000 14000 16000 18000 serum 1 hr 0 50 150 250 350 450 550 650 750 850 950 1050 1200 1350 1500 Absolute CK (U/L) Day 3 1 1/2 " needle Change from Baseline CK (U/L) Day 3 BMI

The Degree of Symptom Alleviation in Subjects Treated with Peramivir Increases with Increasing Rise in Creatine Kinase at Day 3 ^100.4 ^65.8 163.2 82 ^ 90 U/L ^100.1 ^65.8 163.2 83 ^ 80 U/L ^100.1 ^62.0 163.2 85 ^ 70 U/L ^64.8 ^54.8 152.2 95 ^ 60 U/L ^64.8 ^44.6 152.2 101 ^ 50 U/L ^58.3 ^48.2 162.3 112 ^ 40 U/L Increase in Day 3 Creatine Kinase from Baseline Median Time to Alleviation of Symptoms (Hrs) ^ indicates improvement over placebo Peramivir 300mg Improvement (hrs) Peramivir 150mg Improvement (hrs) Placebo n

Adequate Injection Population (n = 101) Median time to alleviation of symptoms (hrs) (95% Confidence Interval) Improvement over placebo (hrs) n = 102 115.9 (77.8-136.6) 21.1 p=0.152 n = 104 114.1 (95.2-145.5) 22.9 p=0.284 n = 107 137.0 (115.9-165.8) - Total Intent-to-Treat-Infected* Population (n = 313) Median time to alleviation of symptoms (hrs) (95% Confidence Interval) Improvement over placebo (hrs) *Intent-to treat infected (ITTI): PCR + for either influenza A and/or influenza B at baseline / screening visit n = 29 87.4 (40.8-163.8) 64.8 n = 32 107.6 (76.8-175.1) 44.6 n = 40 152. 2 (103.8-183.9) - Peramivir 300mg Peramivir 150mg Placebo Subjects Who Received An Adequate i.m. Injection Showed Up to 2.6 Days of Improvement over Placebo

115 3 (3%) 5 (4%) 0 (0%) 0 (0%) 113 3 (3%) 4 (4%) 1 (1%) 2 (2%) 114 3 (3%) 3 (3%) 4 (4%) 1 (1%) Total Safety Population* (n = 342) No. of subjects Diarrhea Nausea Vasovagal reaction Vomiting 31 0 (0%) 1 (2%) 0 (0%) 0 (0%) 33 1 (3%) 0 ( 0%) 1 ( 3%) 0 ( 0%) 41 1 ( 2%) 1 ( 2%) 0 ( 0%) 0 ( 0%) Adequate Injection Population** (n = 105) No. of subjects Diarrhea Nausea Vasovagal reaction Vomiting Peramivir 300mg Peramivir 150mg Placebo Peramivir Was Well Tolerated at Both Doses * Total Safety Population: all randomized subject who received study drug ** Adequate injection population: ITTI subjects (PCR +) in whom study drug was introduced into target muscle tissue, as evidenced by increase in serum CK levels of ^ 50 U/L over baseline at day 3 of study

Provide preliminary efficacy data to establish the proof of concept for a single i.m. injection of peramivir in uncomplicated influenza and confirm dose selection for the pivotal phase III program Establish the safety and tolerability profile of single doses of i.m. peramivir to support exposure of a larger population of subjects in phase III Gain further understanding of use of the i.m. formulation of peramivir to assure success of the pivotal phase III program Achievement of Goals - Phase II Peramivir showed improvement of up to 2.6 days over placebo as measured by time to alleviation of symptoms, in the population (n=101) that received an adequate intramuscular injection Based on preliminary findings, and assuring appropriate needle length and training at the site, we believe larger Phase III studies would produce a statistically significant treatment effect Safety and tolerability of both doses of peramivir studied were similar to placebo Will ensure proper needle length based on gender and BMI Will develop further training and control over correct administration of injections in phase III u u u

Complete analysis of Phase II data Full package of safety and efficacy Quantitative change in viral shedding Meet with FDA to review data Start the Phase III studies - be ready to enroll first subject by year-end Detailed PK study focused on: Needle length Subject BMI Pharmacokinetics Next Steps

Intramuscular Peramivir Phase II Preliminary Results Conference call September 19, 2007